UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 28, 2019

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its Charter)

British Columbia, Canada	0-26680	59-2506879
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2454 McMullen Booth Road, Building C Clearwater, Florida	33759
(Address of Principal Executive Offices)	(Zip Code)

(727) 726-0763

(Registrant’s telephone number, Including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NICK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 28, 2019, Kelly. M. Malson informed Nicholas Financial, Inc. (the “Company”) of her intent to not renew her employment contract with the Company, which expires on June 30, 2020.  Once a new Chief Financial Officer is identified by the Company and following the completion of an orderly transition of duties and responsibilities from Ms. Malson to the new Chief Financial Officer, the effective date of her voluntary termination of employment will be determined in good faith by Ms. Malson and the Company. The Company will conduct an internal and external search for its next Chief Financial Officer.

Item 5.07	Submission of Matters to a Vote of Security Holders

Nicholas Financial, Inc. held its Annual General Meeting of Shareholders on August 29, 2019. The following tables detail the voting results:

Election of Directors

	Shares Voted For	Shares Withholding Authority	Broker Non-Votes
Douglas W. Marohn	4,586,811	92,362	1,407,391
Adam K. Peterson	4,551,278	127,895	1,407,391

The directors whose terms of office as directors continued after the meeting were Douglas Marohn and Adam Peterson.

Ratification of Appointment of RSM US, LLP as Independent Auditors

Shares Voted For	Shares Abstaining	Shares Voted Against	Broker Non-Votes
6,066,134	507	19,923	—

Advisory Vote on Executive Compensation (“Say on Pay”)

Shares Voted For	Shares Abstaining	Shares Voted Against	Broker Non-Votes
4,122,361	3,664	553,148	1,407,391

Item 7.01 Regulation FD Disclosure

On August 29, 2019, the Company used an investor slide deck at its Annual General Meeting of Shareholders, which is attached hereto as Exhibit 99.1.

Item 9.01Financial Statements and Exhibits

Exhibit NumberDescription

99.1Investor Presentation dated August 29, 2019

Forward-Looking Information

This Current Report on Form 8-K contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on management’s current beliefs and assumptions, as well as information currently available to management. When used in this document, the words “anticipate”, “estimate”, “expect”, “will”, “may”, “plan,” “believe”, “intend” and similar expressions are intended to identify forward-looking statements. Although Nicholas Financial, Inc., including its subsidiaries (collectively, the “Company,” “we,” “us,” or “our”) believes that the expectations reflected or implied in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Such statements are subject to certain risks, uncertainties and assumptions, including but not limited to the risk factors discussed under “Item 1A – Risk Factors” in our Annual Report on Form 10-K, and our other filings made with the U.S. Securities and Exchange Commission (“SEC”). Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may cause actual results to differ materially from those projected in forward-looking statements include the availability of capital (including the ability to access bank financing), the ability of the Company to successfully implement its strategy, including without limitation with respect to its Direct Loans, recently enacted, proposed or future legislation and the manner in which it is implemented, including the effect of changes in tax law, fluctuations in the economy, the degree and nature of competition and its effects on the Company’s financial results, fluctuations in interest rates, the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, demand for consumer financing in the markets served by the Company, the Company’s products and services, increases in the default rates experienced on Contracts, adverse regulatory changes in the Company’s existing and future markets, the Company’s intentions regarding strategic alternatives, the Company’s ability to expand its business, including its ability to complete acquisitions and integrate the operations of any acquired businesses and to expand into new markets, and the Company’s ability to recruit and retain qualified employees. All forward-looking statements included in this Quarterly Report are based on information available to the Company as of the date of filing of this Quarterly Report, and the Company assumes no obligation to update any such forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NICHOLAS FINANCIAL, INC.
(Registrant)

Date: August 29, 2019	/s/ Kelly M. Malson
Kelly M. Malson
Chief Financial Officer (Principal Financial Officer)